                               [GRAPHIC OMITTED]

                               SEMI-ANNUAL REPORT

                               FEBRUARY 28, 2001
                                  (UNAUDITED)

                           VISTA CAPITAL ADVANTAGE(SM)
                       MUTUAL FUND VARIABLE ANNUITY TRUST

                J.P. Morgan Fund Distributors, Inc., distributor
    This report must be accompanied or preceded by a current prospectus for
                            Vista Capital Advantage

April 9, 2001

Dear Vista Capital Advantage Contract Owner:

Enclosed is the February 28, 2001 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The tables below show the one year, five years (if applicable) and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at February 28, 2001. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

             Anchor National Life Insurance Company Policy Holders
                 Average Annual Total Return as of 2/28/01 (2)

--------------------------------------------------------------------------------
                                                    1           5        Since
Portfolio (Contract Inception Date)               Year        Year     Inception
--------------------------------------------------------------------------------
Growth and Income (3/13/95)                      -5.24%       7.85%      10.94%
Capital Growth (3/13/95)                         -0.28%      10.32%      13.46%
International Equity (3/13/95)                  -33.65%       3.96%       5.30%
Asset Allocation (3/13/95)                      -11.68%       4.14%       6.48%
U.S. Government Income (7/13/95)                  5.69%       4.24%       4.21%
Money Market (6/2/95)                            -2.31%       2.95%       3.16%
  7-day yield as of 2/28/01; 3.48%
--------------------------------------------------------------------------------

        First SunAmerica Life Insurance Company Policy Holders (New York)
                  Average Annual Total Return as of 2/28/01 (2)

--------------------------------------------------------------------------------
                                                    1           5        Since
Portfolio (Contract Inception Date)               Year        Year     Inception
--------------------------------------------------------------------------------
Growth and Income (12/6/95)                      -5.25%       7.84%       8.67%
Capital Growth (12/6/95)                         -0.32%      10.28%      11.10%
International Equity (12/22/95)                 -33.69%       3.91%       4.16%
Asset Allocation (12/22/95)                     -11.70%       4.14%       4.86%
U.S. Government Income (12/22/95)                 5.69%       4.27%       4.07%
Money Market (12/22/95)                          -1.59%       2.98%       3.31%
  7-day yield as of 2/28/01; 3.60%
--------------------------------------------------------------------------------

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-908-4782.

Sincerely,


/s/ George Gatch

George Gatch
Managing Director

----------
(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59 1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

(3) Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The Vista Capital Advantage (VCA) is distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

--------------------------------------------------------------------------------
Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
--------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

      Table of Contents

 4    Letter to the Shareholders

      Performance & Commentary

 6    Growth and Income

 7    Capital Growth

 8    International Equity

 9    Asset Allocation

10    U.S. Government Income

11    Money Market

      Portfolio of Investments

12    Growth and Income

14    Capital Growth

16    International Equity

18    Asset Allocation

21    U.S. Government Income

22    Money Market

      Mutual Fund Variable Annuity Trust

23    Statement of Assets & Liabilities

24    Statement of Operations

25    Statement of Changes in Net Assets

26    Financial Highlights

28    Notes to Financial Statements

      Highlights

o Stock prices fell in major equity markets during the reporting period, with the S&P 500 showing a total return of -17.83% and the MSCI EAFE showing a total return of -14.20%.

o The U.S. Federal Reserve Board changed course, dramatically easing monetary policy by 1.50% in the first three months of 2001

o     Fixed income markets performed well as interest rates fell.

--------------------------------------------------------------------------------
   INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

Letter to the Shareholders

                                                                   April 9, 2001

Dear Shareholder:

We are pleased to present this semi-annual report for the Vista Capital Advantage Variable Annuity and the six portfolios that underlie your investment. Inside, you'll find in-depth information on each of the tax-free funds, including holdings and an update from the portfolio management team.

As Economy Slows, Fixed Income Securities Rise

As the reporting period began in September, the formerly red-hot U.S. economy was showing definite signs of slowing following a series of interest rate increases by the Federal Reserve Board that began in June 1999. While the country was focused on the Presidential election campaign and post-election drama, the slowdown accelerated and broadened much faster than was anticipated by most economists and market analysts.

Investors who had come to favor equities over fixed income securities during the long bull market in stocks, particularly NASDAQ stocks, began to feel the pinch of the ongoing stock market correction in the fall and began moving assets into fixed income securities. This led prices of fixed income securities to rise and interest rates, which move in an opposite direction, to fall.

A Return to the Old Economy

Within the stock market, old economy stocks, and value stocks in particular, began to outperform high-growth issues. However, for some time the leading names in technology--Sun Microsystems, Cisco Systems and Oracle, to name a few--held up quite well. When these "blue chip techs" subsequently began to warn of slowing revenues and lower profits, their stocks were punished mercilessly, with many down to less than half their all time highs. The problem that remains, of course, is that the potential for lower earnings puts even more pressure on their valuations.

Of course, there were some relative winners in the U.S. market in such sectors as financials, pharmaceuticals, energy, retail and housing. But even these stalwarts had come under pressure by the end of the reporting period.

The Fed Makes Its Move

After having gone on a step-by-step process of raising interest rates to slow the economy, the Fed changed course in December and made a dramatic inter-meeting cut in the Federal Funds rate of .50% on January 3rd. They followed this with another .50% cut at the regular January meeting and yet another .50% cut on March 20th. In an environment of a deceleration in corporate earnings, the positive monetary policy moves did little to counter the negative effects in the stock market of daily reports of slowing business activity and profit downgrades. It remains to be seen whether or not these moves will sufficient to create a "soft landing" or if, in fact, we may be moving towards a recession. In our view, the Fed is in the midst of a multi-step easing process and is committed to using monetary policy to put the economy back on a growth track.

                                                      Letter to the Shareholders

Overseas Markets Fail to Impress

Fixed income markets were among the few standout performers during the period. As for overseas equities, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index had a total return of -14.20% during the reporting period, compared to a total return of -17.83% for the S&P 500.

While the markets over the past six months were surely volatile, you can continue to invest with us in confidence, knowing you have behind you literally thousands of highly trained, on the ground investment professionals around the world. On behalf of everyone here, I thank you for the trust you have placed in us over the years. We look forward to serving your investment needs for many years to come.

Sincerely yours,


/s/ George Gatch

George Gatch
Managing Director

Growth and Income Portfolio
(unaudited)

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the Growth & Income Portfolio had a total return of -10.40%. While negative in absolute return, the portfolio sharply outperformed the -17.83% return of its benchmark, the S&P 500 Index.

How the Portfolio Was Managed

The Fund benefited during the first four months of the reporting period from its "value" style as the prospect of slowing economic growth hurt high growth companies trading at expensive multiples while rewarding businesses with steady earnings and relatively inexpensive stock prices. Typical value sectors such as consumer staples, healthcare, industrials and materials were among the best performing sectors in the portfolio, and specific standout names included Philip Morris, American Home Products and Abbott Laboratories. However, the portfolio could not escape the carnage in technology at the end of 2000, and even what we considered to be more reasonably-valued bellwether stocks such as Altera, Motorola and Xerox hurt the portfolio.

In the first two months of 2001, significant price moves in financials and technology, particularly in January, caught the portfolio off balance. These shifts occurred just as the portfolio was in the process of regaining its sector neutral positioning following a rebalancing of the index in the final days of 2000. However, we are pleased to have protected shareholders to a large degree given the generally bearish market in which we operated.

Looking Ahead

While the equity market may continue to be volatile, the extreme disparity between the performance of growth and value stocks experienced in the past two years should not be repeated. It is our contention that the market will now focus on earnings growth, so stocks that offer attractive, robust growth will be rewarded while those that continue to disappoint may fall further. The portfolio's management team intends to continue to invest in high quality companies that offer superior earnings growth, but whose stocks are reasonably priced.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $20,511 from inception on 3/1/95 through 2/28/01.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Returns as of 2/28/01

1 year                                                                     2.24%
5 year                                                                     9.94%
Since Inception (3/1/95)                                                  12.73%
--------------------------------------------------------------------------------

                            [MOUNTAIN GRAPH OMITTED]

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

The S&P 500/BARRA Value Index contains large U.S. Companies with low price-to-book ratios relative to the S&P 500 Index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                        Capital Growth Portfolio
                                                                     (unaudited)

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the Capital Growth Portfolio had a total return of -7.36%. While negative in absolute return, the portfolio sharply outperformed the -11.18% return of its benchmark, the Russell 2000 Index.

How the Portfolio Was Managed

For the great majority of the reporting period, mid-cap stocks held up relatively well in the troubled equity market. Clearly, money managers moved down the capitalization curve in order to benefit from mid-caps' generally stronger earnings growth as concerns about earnings at large companies, particularly technology firms, grew. The portfolio did have technology exposure in the latter part of 2000, including such poor performing names as Altera. At the same time, exposure to companies reporting healthy earnings growth such as Brinker International and Pepsi Bottling Group proved highly positive, as did its exposure to Willamette Paper & Products Group, which received a takeover bid.

Moving into 2001, the relative resiliency of mid-cap issues came under pressure in the face of many earnings downgrades. This was despite the fact that the Fed was aggressively easing monetary policy. Among the better-performing stocks in early 2001 were BJ's Wholesale Club and Jones Apparel Group in the retail sector and energy company Tosco, which received a takeover offer from Phillips Petroleum. Even some of the portfolio's tech names held up well, including Microchip Technology and Vishay Intertechnology.

Looking Ahead

Looking forward, the portfolio will continue to attempt to invest in companies where there is a high probability of consistent earnings growth. Additionally, it will remain highly diversified.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $23,453 from inception on 3/1/95 through 2/28/01.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Returns as of 2/28/01

1 year                                                                     7.24%
5 year                                                                    12.39%
Since Inception (3/1/95)                                                  15.27%
--------------------------------------------------------------------------------

                            [MOUNTAIN GRAPH OMITTED]

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

International Equity Portfolio
(unaudited)

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the International Equity Portfolio had a total return of -15.59%. This compares to a total return of -14.20% for the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index.

How the Portfolio Was Managed

At the beginning of the reporting period, the management team felt a risk-reduction strategy was prudent and, therefore began flattening its sector biases. The management team subsequently increased the portfolio's risk profile in November by switching from defensive stocks and into cyclical sectors. Taking the view that Europe would experience the lowest impact of a slowing U.S. economy, the portfolio focused on that region while underweighting Japan, given ongoing political and economic problems.

Additionally, in anticipation of a better interest rate cycle in the United Kingdom, the portfolio's exposure to rate-sensitive cyclical stocks was increased.

Looking Ahead

Nervousness remains on European bourses, and further volatility is expected in the short term. A major concern is that the European Central Bank may be overly confident in its belief that the European economy can withstand the slowdown in the U.S., and delay interest rate cuts too long. In this regard the U.K. looks better placed, as it is further advanced in its economic cycle, and should see a pick up in growth earlier than on the continent. There is clearly huge potential for the Japanese stock market to rally from current levels, given the scope for economic reform to boost corporate earnings. We remain hopeful that such reforms will be forthcoming, and Japan has been raised to an overweight position. Emerging market equities are historically cheap, and although the slowing U.S. economy will cause earnings pressures, past experience suggests that the sharp fall in U.S. interest rates may more than offset this.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $14,989 from inception on 3/1/95 through 2/28/01.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Returns as of 2/28/01

1 year                                                                   -26.58%
5 year                                                                     6.13%
Since inception (3/1/95)                                                   6.98%
--------------------------------------------------------------------------------

                            [MOUNTAIN GRAPH OMITTED]

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                      Asset Allocation Portfolio
                                                                     (unaudited)

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed-income obligations.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the Asset Allocation Portfolio had a total return of -11.66%. This compares to the total return of -8.19% for its 60% S&P 500/40% Lehman Government Bond Index benchmark.

How the Portfolio Was Managed

The Fund was hurt in the latter part of 2000 from its exposure to the technology sector, with warnings from many companies on the state of their orders as well as analysts' downgrades causing almost indiscriminate selling. Two of the hardest hit portfolio names were Cisco Systems and EMC. Semiconductor stocks were also battered in light of lower demand, while more defensive sectors held up well, particularly consumer staples and pharmaceuticals.

The poor performance among the portfolio's equity holdings was offset somewhat by strong gains from its fixed income holdings as U.S. Treasury bonds rose sharply in light of a tame CPI report and lower energy prices, both of which pointed to low inflation.

In the first two months of 2001, significant price moves in financials and technology, particularly in January, caught the portfolio off balance. These shifts occurred just as the portfolio was in the process of regaining its sector neutral positioning following a rebalancing of the index in the final days of 2000. However, we are pleased to have protected shareholders to a large degree given the generally bearish market in which we operated thanks to a strong showing in our fixed income holdings.

Looking Ahead

Our economic outlook changed slightly over the course of the past few months, and we now put the chances of a hard landing or a soft landing at about even. It's clear that the Fed is in the midst of a multi-step easing process, one that could bring the Fed Funds rate down to 4% at some point this summer. Given our monetary view and the fundamental value we see in the credit sectors of the bond market, we intend to continue to overweight corporate, high yield and emerging market bonds. While the equity market may continue to be volatile, the extreme disparity between the performance of growth and value stocks experienced in the past two years should not be repeated. It is our contention that the market will now focus on earnings growth, so stocks that offer attractive, robust growth will be rewarded while those that continue to disappoint may fall further. The portfolio's management team intends to continue to invest in high quality companies that offer superior earnings growth, but are reasonably priced.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $16,209 from inception on 3/1/95 through 2/28/01.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Returns as of 2/28/01

1 year                                                                    -4.30%
5 year                                                                     6.31%
Since Inception (3/1/95)                                                   8.39%
--------------------------------------------------------------------------------

                            [MOUNTAIN GRAPH OMITTED]

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lehman Gov't./Credit Index includes the government and corporate bond indices, including U.S. government and treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

U.S. Government Income Portfolio
(unaudited)

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the U.S. Government Income Portfolio had a total return of 7.31%. This compares positively to the 7.25% total return for the Lehman Intermediate U.S. Government Bond Index.

How the Portfolio Was Managed

Excellent yield curve strategy was the key to the portfolio's strong performance in the latter part of 2000. When it became clear to the management team that the Fed would have to step in and cut short-term rates to prop the sagging economy, the portfolio adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities. During late 2000, the portfolio's neutral duration had little impact on performance, but the decision to focus on discount coupon mortgages within the mortgage-backed sector was helpful as these mortgages outperformed due to their lower refinancing risk in a falling rate environment.

Moving into 2001, the management team began adding duration and had further positioned the portfolio for additional curve steepening, which did in fact happen. Mortgage exposure was reduced given fears of additional prepayments.

Looking Ahead

Recent data leads us to believe that the Fed may have fallen behind the curve in its attempt to prop up the economy. For instance, the employment situation is showing signs of deterioration and real household wealth in the U.S. has just posted its largest year-over-year decline since 1974. Company earnings estimates continue to be ratcheted down. The economic environment in Europe is deteriorating, with business and consumer confidence falling in France and Germany, and the very strong dollar has made U.S. exports more expensive. Finally, in housing, the one area of the economy that has been pointed to as a sign of strength, recent data points to a softening in home building. Our economic outlook changed slightly over the course of the first quarter, and we now put the chances of a hard landing or a soft landing at about even. It's clear that the Fed is in the midst of a multi-step easing process, one that we expect could bring the Fed Funds rate from its current 5% down to 4% at some point this summer. Therefore, we intend to maintain a long duration and position the portfolio for further yield curve steepening.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $15,069 from inception on 3/1/95 through 2/28/01.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Returns as of 2/28/01

1 year                                                                    13.43%
5 year                                                                     6.44%
Since Inception (3/1/95)                                                   7.08%
--------------------------------------------------------------------------------

                            [MOUNTAIN GRAPH OMITTED]

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate U.S. Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

The Lehman U.S. Government Bond Index is composed of the U.S. Treasury Bond Index and the Agency Bond Index and includes U.S. Treasury and Agency bond issues. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Government Funds Index represents the performance of the 30 largest funds that invest in U.S. Government Securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                          Money Market Portfolio
                                                                     (unaudited)

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.

How the Portfolio Performed

For the six-month period ended February 28, 2001, the Money Market Portfolio had a 7-day SEC yield (including waivers) of 5.09%.

How the Portfolio Was Managed

Fixed income securities generally gained ground in late 2000 in light of the uncertain prospects for the U.S. economy and the ongoing drama over the Presidential election. Economic data pointing to a cooling economy led the management team to maintain its weighted average maturity, and this contributed to performance.

Moving into 2001, we continued to add to weighted average maturity given the belief that interest rates were going lower and that the yield curve would steepen, which did occur. This was achieved by purchasing six-month commercial paper.

Looking Ahead

Recent data leads us to believe that the Fed may have fallen behind the curve in its attempt to prop up the economy. For instance, the employment situation is showing signs of deterioration and real household wealth in the U.S. has just posted its largest year-over-year decline since 1974. Our economic outlook changed slightly over the course of the first quarter, and we now put the chances of a hard landing or a soft landing at about even. It's clear that the Fed is in the midst of a multi-step easing process, one that we expect could bring the Fed Funds rate from its current 5% down to 4% at some point this summer. Therefore, we'll look to continue to maintain a longer-than-benchmark duration and position the portfolio for further yield curve steepening.

Portfolio shares are not insured or guaranteed by the FDIC or any other government agency. Although Fund shares strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

Growth and Income Portfolio
Portfolio of Investments February 28, 2001
(unaudited)

 Shares                          Issuer                                  Value
 ------                          ------                                  -----

          LONG-TERM INVESTMENTS--94.3%
          COMMON STOCK--94.3%
          AEROSPACE--1.3%
  2,700     BOEING CO. .............................................  $  167,940
                                                                      ----------

          AUTOMOTIVE--3.1%
 11,237     FORD MOTOR CO. .........................................     312,501
  2,000     GENERAL MOTORS CORP. ...................................     106,640
                                                                      ----------
                                                                         419,141
                                                                      ----------

          BANKING--5.3%
  7,199     BANK OF NEW YORK CO., INC. .............................     372,764
  6,700     WELLS FARGO CO. ........................................     332,588
                                                                      ----------
                                                                         705,352
                                                                      ----------

          CHEMICALS--2.8%
  3,600     DOW CHEMICAL CO. .......................................     118,116
  6,000     E.I. DUPONT DE NEMOURS CO. .............................     262,140
                                                                      ----------
                                                                         380,256
                                                                      ----------

          COMPUTER SOFTWARE--0.9%
  4,000     COMPUTER ASSOCIATES INTERNATIONAL, INC. ................     124,760
                                                                      ----------

          COMPUTERS/COMPUTER HARDWARE--1.0%
  2,000     HEWLETT-PACKARD CO. ....................................      57,700
    800     INTERNATIONAL BUSINESS MACHINES CORP. ..................      79,920
                                                                      ----------
                                                                         137,620
                                                                      ----------

          CONSUMER PRODUCTS--3.0%
  6,800     PHILIP MORRIS COMPANIES, INC. ..........................     327,624
  1,000     PROCTER & GAMBLE CO. ...................................      70,500
                                                                      ----------
                                                                         398,124
                                                                      ----------

          DIVERSIFIED--3.6%
  5,600     GENERAL ELECTRIC CO. ...................................     260,400
  4,000     TYCO INTERNATIONAL LTD (BERMUDA) .......................     218,600
                                                                      ----------
                                                                         479,000
                                                                      ----------

          ELECTRONICS/ELECTRICAL EQUIPMENT--0.5%
  1,000     EMERSON ELECTRIC CO. ...................................      66,900
                                                                      ----------

          FINANCIAL SERVICES--13.8%
  4,400     AMERICAN EXPRESS CO. ...................................     193,072
 16,366     CITIGROUP, INC. ........................................     804,880
  2,200     FANNIE MAE .............................................     175,340
  4,900     MERRILL LYNCH & CO., INC. ..............................     293,510
  4,700     MORGAN STANLEY DEAN WITTER & CO. .......................     306,111
    700     STATE STREET CORP. .....................................      70,315
                                                                      ----------
                                                                       1,843,228
                                                                      ----------

          FOOD/BEVERAGE PRODUCTS--3.8%
  3,200     ANHEUSER-BUSCH COMPANIES, INC. .........................     139,840
  3,700     PEPSICO, INC. ..........................................     170,496
  4,600     SYSCO CORP. ............................................     125,396
  1,400     UNILEVER NV, NEW YORK SHARES ...........................      78,260
                                                                      ----------
                                                                         513,992
                                                                      ----------

          INSURANCE--3.5%
  3,300     AMERICAN INTERNATIONAL GROUP, INC. .....................     269,940
  1,800     MARSH & MCLENNAN COMPANIES, INC. .......................     192,600
                                                                      ----------
                                                                         462,540
                                                                      ----------

          MACHINERY & ENGINEERING EQUIPMENT--2.0%
  4,200     CATERPILLAR, INC. ......................................     174,720
  2,500     DOVER CORP. ............................................      95,900
                                                                      ----------
                                                                         270,620
                                                                      ----------

          MANUFACTURING--0.9%
  2,500     HONEYWELL INTERNATIONAL, INC. ..........................     116,775
                                                                      ----------

          METALS/MINING--0.9%
  3,200     ALCOA, INC. ............................................     114,432
                                                                      ----------

          MULTI-MEDIA--3.6%
  7,100     THE WALT DISNEY CO. ....................................     219,745
  5,184     VIACOM, INC., CLASS B* .................................     257,645
                                                                      ----------
                                                                         477,390
                                                                      ----------

          OIL & GAS--14.4%
  4,200     CHEVRON CORP. ..........................................     359,772
  8,908     EXXON MOBIL CORP. ......................................     721,993
  3,500     HALLIBURTON CO. ........................................     139,370
  1,400     NOBLE DRILLING CORP.* ..................................      65,170
  7,400     ROYAL DUTCH PETROLEUM CO., N.Y.
             REGISTERED SHARES (NETHERLANDS) .......................     431,642
  1,800     SANTA FE INTERNATIONAL CORP. ...........................      67,410
  2,200     SCHLUMBERGER LTD .......................................     140,250
                                                                      ----------
                                                                       1,925,607
                                                                      ----------

          PAPER/FOREST PRODUCTS--2.6%
  3,277     INTERNATIONAL PAPER CO. ................................     123,412
  2,200     WEYERHAEUSER CO. .......................................     118,228
  2,300     WILLAMETTE INDUSTRIES, INC. ............................     106,904
                                                                      ----------
                                                                         348,544
                                                                      ----------

          PHARMACEUTICALS--7.0%
  6,000     ABBOTT LABORATORIES ....................................     293,940
  4,000     AMERICAN HOME PRODUCTS CORP. ...........................     247,080
  2,400     PFIZER, INC. ...........................................     108,000
  5,584     PHARMACIA CORP. ........................................     288,693
                                                                      ----------
                                                                         937,713
                                                                      ----------

          RESTAURANTS/FOOD SERVICES--0.5%
  2,400     MCDONALD'S CORP. .......................................      70,560
                                                                      ----------

          RETAILING--3.1%
  4,400     LIMITED, INC. ..........................................      77,660
  2,600     MAY DEPARTMENT STORES CO. ..............................     102,934
  6,000     TARGET CORP. ...........................................     234,000
                                                                      ----------
                                                                         414,594
                                                                      ----------

                       See notes to financial statements

                                      Portfolio of Investments February 28, 2001
                                                                     (unaudited)

  Shares                          Issuer                                Value
  ------                          ------                                -----

           SEMI-CONDUCTORS--2.8%
   2,200     ALTERA CORP.* ........................................  $    50,875
   3,000     APPLIED MATERIALS, INC.* .............................      126,750
   2,600     INTEL CORP. ..........................................       74,263
   4,100     TEXAS INSTRUMENTS, INC. ..............................      121,155
                                                                     -----------
                                                                         373,043
                                                                     -----------

           TELECOMMUNICATIONS--8.6%
   4,977     AT&T CORP. ...........................................      114,471
   7,700     BELLSOUTH CORP. ......................................      323,092
   5,600     SBC COMMUNICATIONS, INC. .............................      267,120
   8,900     VERIZON COMMUNICATIONS ...............................      440,550
                                                                     -----------
                                                                       1,145,233
                                                                     -----------

           TELECOMMUNICATIONS EQUIPMENT--1.1%
   7,020     MOTOROLA, INC. .......................................      106,493
   2,100     NORTEL NETWORKS CORP. (CANADA) .......................       38,829
                                                                     -----------
                                                                         145,322
                                                                     -----------

           UTILITIES--4.2%
   1,500     DOMINION RESOURCES, INC. .............................       98,340
   3,800     DUKE ENERGY CORP. ....................................      154,850
   3,500     ENRON CORP. ..........................................      239,750
   1,800     TXU CORP. ............................................       74,232
                                                                     -----------
                                                                         567,172
                                                                     -----------

           TOTAL LONG-TERM INVESTMENTS
           (COST $11,943,993) .....................................   12,605,858
                                                                     -----------

Principal
 Amount
 ------
           SHORT-TERM INVESTMENT--5.9%
           REPURCHASE AGREEMENT--5.9%
$789,000     GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
              5.45%, DUE 03/01/01, (DATED 02/28/01, PROCEEDS
              $789,119, SECURED BY FHLMC, $799,069, 6.50%, DUE
              05/15/31, MARKET VALUE $805,803)
           (COST $789,000) ........................................      789,000
                                                                     -----------
           TOTAL INVESTMENTS--100.2%
           (COST $12,732,993) .....................................  $13,394,858
                                                                     ===========

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments February 28, 2001
(unaudited)

 Shares                          Issuer                                  Value
 ------                          ------                                  -----

          LONG-TERM INVESTMENTS--96.1%
          COMMON STOCK--96.1%
          ADVERTISING--1.7%
  5,100     TRUE NORTH COMMUNICATIONS, INC. ........................  $  196,350
                                                                      ----------

          AEROSPACE--0.5%
  1,500     GOODRICH (B.F.) CO. ....................................      60,660
                                                                      ----------

          APPAREL--1.7%
  5,300     JONES APPAREL GROUP, INC.* .............................     203,520
                                                                      ----------

          BANKING--6.3%
  2,300     ASSOCIATED BANC CORP. ..................................      80,069
  1,800     COMMERCE BANCSHARES, INC. ..............................      71,213
  2,900     COMPASS BANCSHARE, INC. ................................      61,806
  4,300     CULLEN/FROST BANKERS, INC. .............................     154,198
  2,500     FIRSTMERIT CORP. .......................................      65,156
  1,400     MERCANTILE BANKSHARES CORP. ............................      54,163
  3,200     TCF FINANCIAL CORP. ....................................     118,080
  2,300     ZIONS BANCORP. .........................................     132,106
                                                                      ----------
                                                                         736,791
                                                                      ----------

          BIOTECHNOLOGY--2.2%
  1,400     GENZYME CORP.-GENERAL DIVISION* ........................     123,113
  1,900     MILLENNIUM PHARMACEUTICAL, INC. ........................      64,125
  1,200     PROTEIN DESIGN LABS, INC. ..............................      75,150
                                                                      ----------
                                                                         262,388
                                                                      ----------

          BUSINESS SERVICES--8.4%
  5,200     ACXIOM CORP.* ..........................................     144,950
  3,400     AFFILIATED COMPUTER SERVICES, INC., CLASS A* ...........     213,826
  6,900     CONCORD EFS, INC.* .....................................     319,125
  3,900     MANPOWER, INC. .........................................     132,717
  3,100     SUNGARD DATA SYSTEMS, INC.* ............................     172,670
                                                                      ----------
                                                                         983,288
                                                                      ----------

          CHEMICALS--2.6%
  4,200     CYTEC INDUSTRIES, INC.* ................................     140,910
  2,100     FMC CORP.* .............................................     161,196
                                                                      ----------
                                                                         302,106
                                                                      ----------

          COMPUTER SOFTWARE--1.1%
  3,700     RATIONAL SOFTWARE CORP.* ...............................     129,269
                                                                      ----------

          CONSTRUCTION--2.4%
  3,000     AMERICAN STANDARD COMPANIES, INC.* .....................     169,890
  3,000     LENNAR CORP. ...........................................     106,500
                                                                      ----------
                                                                         276,390
                                                                      ----------

          ELECTRONICS/ELECTRICAL EQUIPMENT--8.4%
  3,500     AMPHENOL CORP., CLASS A* ...............................     124,950
  4,100     APW LTD.* ..............................................     117,014
  2,300     PERKINELMER, INC. ......................................     168,405
  1,300     QLOGIC CORP. ...........................................      48,588
  1,200     SANMINA CORP.* .........................................      35,775
  7,400     SENSORMATIC ELECTRONICS CORP.* .........................     162,059
  2,400     SYMBOL TECHNOLOGIES, INC. ..............................     111,240
  7,000     VISHAY INTERTECHNOLOGY, INC.* ..........................     125,580
  2,200     ZEBRA TECHNOLOGIES CORP., CLASS A* .....................      99,138
                                                                      ----------
                                                                         992,749
                                                                      ----------

          ENTERTAINMENT/LEISURE--2.6%
  5,400     HARRAH'S ENTERTAINMENT, INC.* ..........................     167,508
 12,300     PARK PLACE ENTERTAINMENT CORP.* ........................     137,145
                                                                      ----------
                                                                         304,653
                                                                      ----------

          FINANCIAL SERVICES--1.8%
  3,500     A.G. EDWARDS, INC. .....................................     136,045
  1,400     GOLDEN WEST FINANCIAL CORP. ............................      76,790
                                                                      ----------
                                                                         212,835
                                                                      ----------

          FOOD/BEVERAGE PRODUCTS--1.5%
  4,300     PEPSI BOTTLING GROUP, INC. .............................     173,505
                                                                      ----------

          HEALTH CARE/HEALTH CARE SERVICES--8.7%
  3,100     CYTYC CORP.* ...........................................     194,912
  4,900     DENTSPLY INTERNATIONAL, INC. ...........................     184,363
 13,500     HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A* ...........     233,549
  4,600     HEALTHSOUTH CORP. ......................................      73,232
  2,100     MEDAREX, INC. ..........................................      53,681
  3,800     OXFORD HEALTH PLANS, INC.* .............................     125,638
  2,800     STRYKER CORP. ..........................................     157,220
                                                                      ----------
                                                                       1,022,595
                                                                      ----------

          HOTELS/OTHER LODGING--1.0%
 10,500     HILTON HOTELS CORP. ....................................     112,455
                                                                      ----------

          INSURANCE--5.4%
  6,900     ACE LTD (BERMUDA) ......................................     252,540
  4,300     RADIAN GROUP, INC. .....................................     265,955
  3,300     TORCHMARK CORP. ........................................     114,774
                                                                      ----------
                                                                         633,269
                                                                      ----------

          MACHINERY & ENGINEERING EQUIPMENT--1.1%
  3,300     DOVER CORP. ............................................     126,588
                                                                      ----------

          OIL & GAS--8.4%
  1,000     BJ SERVICES CO.* .......................................      76,000
  3,700     COOPER CAMERON CORP.* ..................................     221,186
  8,100     GLOBAL MARINE, INC.* ...................................     232,551
  2,000     NICOR, INC. ............................................      74,000
  2,100     NOBLE DRILLING CORP.* ..................................      97,755
  5,700     TOSCO CORP. ............................................     228,285
  2,700     TRITON ENERGY LTD (CAYMAN ISLANDS)* ....................      57,375
                                                                      ----------
                                                                         987,152
                                                                      ----------

          PHARMACEUTICALS--5.8%
  3,100     ALZA CORP. * ...........................................     122,605
  3,100     AMERISOURCE HEALTH CORP., CLASS A* .....................     166,532
  2,600     BIOVAIL CORP. INTERNATIONAL (CANADA)* ..................     119,990
  1,400     SEPRACOR, INC.* ........................................      72,713
  1,200     VERTEX PHARMACEUTICALS, INC. ...........................      59,700
  2,500     WATSON PHARMACEUTICALS, INC.* ..........................     138,750
                                                                      ----------
                                                                         680,290
                                                                      ----------

                       See notes to financial statements.

                                      Portfolio of Investments February 28, 2001
                                                                     (unaudited)

  Shares                          Issuer                                Value
  ------                          ------                                -----

           PIPELINES--1.9%
   2,000     EL PASO CORP. ........................................  $   140,600
   1,500     NATIONAL FUEL GAS CO. ................................       77,700
                                                                     -----------
                                                                         218,300
                                                                     -----------

           PRINTING & PUBLISHING--1.0%
   6,200     A.H. BELO CORP., CLASS A .............................      111,600
                                                                     -----------

           REAL ESTATE INVESTMENT TRUST--1.5%
   2,000     EQUITY RESIDENTIAL PROPERTIES TRUST ..................      104,200
   3,200     PROLOGIS TRUST .......................................       65,664
                                                                     -----------
                                                                         169,864
                                                                     -----------

           RESTAURANTS/FOOD SERVICES--2.4%
   9,300     BRINKER INTERNATIONAL, INC.* .........................      274,908
                                                                     -----------

           RETAILING--4.2%
   6,400     BJ'S WHOLESALE CLUB, INC.* ...........................      291,264
   1,600     FEDERATED DEPARTMENT STORES* .........................       77,360
   3,500     LINENS `N THINGS, INC.* ..............................      118,475
                                                                     -----------
                                                                         487,099
                                                                     -----------

           SEMI-CONDUCTORS--3.4%
   4,700     ALTERA CORP.* ........................................      108,687
   3,000     INTERSIL CORP. .......................................       55,500
   3,300     MICROCHIP TECHNOLOGY, INC.* ..........................       78,788
   5,000     TRANSWITCH CORP.* ....................................      100,313
   1,500     VITESSE SEMICONDUCTOR CORP.* .........................       59,156
                                                                     -----------
                                                                         402,444
                                                                     -----------

           SHIPPING/TRANSPORTATION--1.2%
   4,600     C.H. ROBINSON WORLDWIDE, INC. ........................      137,425
                                                                     -----------

           TELECOMMUNICATIONS--2.1%
   2,200     U.S. CELLULAR CORP.* .................................      130,416
   2,600     WESTERN WIRELESS CORP., CLASS A* .....................      109,688
                                                                     -----------
                                                                         240,104
                                                                     -----------

           TELECOMMUNICATIONS EQUIPMENT--1.3%
   1,400     COMVERSE TECHNOLOGY, INC.* ...........................      104,912
     900     NEWPORT CORP. ........................................       43,988
                                                                     -----------
                                                                         148,900
                                                                     -----------

           UTILITIES--5.5%
   4,700     ALLIANT ENERGY CORP. .................................      155,100
   3,100     AMERICAN WATER WORKS, INC. ...........................       85,963
   3,318     NISOURCE, INC. .......................................       99,269
   5,400     SCANA CORP. ..........................................      146,934
   4,300     TALISMAN ENERGY, INC., (CANADA) ......................      155,144
                                                                     -----------
                                                                         642,410
                                                                     -----------

           TOTAL LONG-TERM INVESTMENTS
           (COST $9,998,079) ......................................   11,229,907
                                                                     -----------

Principal
 Amount
 ------
           SHORT-TERM INVESTMENT--4.7%
           REPURCHASE AGREEMENT--4.7%
$548,000     GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
              5.45%, DUE 03/01/01, (DATED 02/28/01, PROCEEDS
              $548,083, SECURED BY FHLMC, $563,050, 6.50%, DUE
              08/15/29, MARKET VALUE $559,353)
           (COST $548,000) ........................................      548,000
                                                                     -----------
           TOTAL INVESTMENTS--100.8%
           (COST $10,546,079) .....................................  $11,777,907
                                                                     ===========

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments February 28, 2001
(unaudited)

 Shares                          Issuer                                  Value
 ------                          ------                                  -----

          LONG-TERM INVESTMENTS--98.9%
          COMMON STOCK--98.9%
          AUSTRALIA--1.6%
  2,400     NATIONAL AUSTRALIA BANK LTD ............................  $   37,903
  3,958     NEWS CORP., LTD ........................................      37,081
  3,985     WOODSIDE PETROLEUM LTD .................................      29,260
                                                                      ----------
                                                                         104,244
                                                                      ----------

          BELGIUM--1.4%
    524     DEXIA ..................................................      87,461
                                                                      ----------

          FINLAND--2.6%
  6,003     NOKIA OYJ ..............................................     136,177
  2,906     SONERA OYJ .............................................      31,594
                                                                      ----------
                                                                         167,771
                                                                      ----------

          FRANCE--11.4%
  1,299     ALSTOM .................................................      35,936
  1,301     AVENTIS SA .............................................     105,335
  1,109     AXA ....................................................     140,309
    875     BNP PARIBAS ............................................      71,651
    538     CAP GEMINI SA ..........................................      94,461
    510     COMPAGNIE DE SAINT-GOBAIN ..............................      78,069
    390     IMERYS .................................................      43,660
  1,188     TOTAL FINA SA, CLASS B .................................     168,161
                                                                      ----------
                                                                         737,582
                                                                      ----------

          GERMANY--8.1%
  2,141     BAYER AG ...............................................     104,836
  2,309     BAYERISCHE MOTOREN WERKE AG ............................      80,166
  1,817     DEUTSCHE BANK AG .......................................     150,314
    966     DEUTSCHE POST AG* ......................................      20,675
  1,745     HEIDELBERGER ZEMENT AG .................................     107,411
    549     SIEMENS AG .............................................      63,460
                                                                      ----------
                                                                         526,862
                                                                      ----------

          HONG KONG--2.9%
  7,000     CHEUNG KONG HOLDINGS LTD ...............................      84,808
 24,000     CHINA UNICOM* ..........................................      36,924
  6,000     HENDERSON LAND DEVELOPMENT .............................      36,693
 16,500     MTR CORP.* .............................................      30,356
                                                                      ----------
                                                                         188,781
                                                                      ----------

          ITALY--3.9%
 28,307     ENI-ENTE NAZIONALE IDROCARBURI SPA .....................     185,073
  6,396     TELECOM ITALIA SPA .....................................      67,356
                                                                      ----------
                                                                         252,429
                                                                      ----------

          JAPAN--19.1%
    500     ACOM CO., LTD ..........................................      37,469
  3,000     CANON, INC. ............................................      97,811
  3,000     CHUGAI PHARMACEUTICAL CO., LTD .........................      43,144
  3,000     FUJITSU LTD ............................................      41,147
    400     HIROSE ELECTRIC CO., LTD ...............................      31,067
    800     HOYA CORP. .............................................      55,307
  2,000     KAO CORP. ..............................................      50,015
    700     KYOCERA CORP. ..........................................      63,270
    600     MABUCHI MOTOR CO., LTD .................................      49,930
    500     MURATA MANUFACTURING CO., LTD ..........................      41,523
 11,000     NIKKO SECURITIES CO., LTD ..............................      79,801
     11     NIPPON TELEGRAPH & TELEPHONE CORP. .....................      72,103
      5     NTT DOCOMO, INC. .......................................      86,630
    100     ORIX CORP. .............................................       8,945
    400     ROHM CO., LTD ..........................................      64,866
  1,600     SONY CORP. .............................................     115,393
  3,000     SUMITOMO BANK LTD ......................................      29,727
  6,000     SUMITOMO CORP. .........................................      38,356
  1,000     TAKEDA CHEMICAL INDUSTRIES .............................      47,369
    400     TAKEFUJI CORP. .........................................      29,872
    500     TDK CORP. ..............................................      34,652
  1,300     TERUMO CORP. ...........................................      24,909
    400     TOKYO ELECTRON LTD .....................................      26,868
  5,000     TOSHIBA CORP. ..........................................      27,952
  1,000     YAMANOUCHI PHARMACEUTICAL CO., LTD .....................      37,469
                                                                      ----------
                                                                       1,235,595
                                                                      ----------

          NETHERLANDS--6.8%
  3,487     ABN AMRO HOLDING NV ....................................      76,851
  5,509     ELSEVIER NV ............................................      77,828
  1,500     FORTIS (NL) NV .........................................      43,489
  1,746     ING GROEP NV ...........................................     120,836
  3,695     KONINKLIJKE PHILIPS ELECTRONICS NV .....................     121,880
                                                                      ----------
                                                                         440,884
                                                                      ----------

          PORTUGAL--1.2%
  4,509     BRISA-AUTO ESTRADAS DE PORTUGAL SA .....................      43,243
  2,894     TELECEL-COMUNICACOES PESSOAI* ..........................      32,291
                                                                      ----------
                                                                          75,534
                                                                      ----------

          SOUTH KOREA--1.0%
  1,500     POHANG IRON & STEEL LTD, ADR ...........................      33,090
    400     SAMSUNG ELECTRONICS, GDR* ..............................      32,440
                                                                      ----------
                                                                          65,530
                                                                      ----------

          SPAIN--2.4%
  5,360     ALTADIS SA .............................................      76,612
  2,167     BANCO POPULAR ESPANOL ..................................      76,955
                                                                      ----------
                                                                         153,567
                                                                      ----------

          SWEDEN--1.6%
 11,034     NORDIC BALTIC HOLDING AB ...............................      80,331
  2,776     TELEFONAKTIEBOLAGET LM ERICSON, CLASS B ................      23,178
                                                                      ----------
                                                                         103,509
                                                                      ----------

          SWITZERLAND--7.2%
     34     NESTLE SA ..............................................      74,586
     87     NOVARTIS AG ............................................     147,369
     11     ROCHE HOLDING AG .......................................      94,811
    522     UBS AG .................................................      83,110
    140     ZURICH FINANCIAL SERVICES AG ...........................      67,038
                                                                      ----------
                                                                         466,914
                                                                      ----------

                       See notes to financial statements.

                                      Portfolio of Investments February 28, 2001
                                                                     (unaudited)

 Shares                          Issuer                                 Value
 ------                          ------                                 -----

          TAIWAN--0.5%
  3,400     UNITED MICROELECTRONICS, ADR* .........................  $    32,640
                                                                     -----------

          UNITED KINGDOM--27.2%
  2,100     ABBEY NATIONAL PLC ....................................       35,459
    614     AUTONOMY CORP., PLC ...................................       12,406
 24,861     BAE SYSTEMS PLC .......................................      105,485
  3,598     BARCLAYS PLC ..........................................      109,202
  4,885     BASS PLC ..............................................       50,972
 19,537     BG GROUP PLC ..........................................       75,001
 11,006     BLUE CIRCLE INDUSTRIES PLC ............................       77,949
  2,009     BOC GROUP PLC .........................................       29,690
 14,144     BP AMOCO PLC ..........................................      116,964
  8,771     BRITISH LAND COMPANY PLC ..............................       64,178
  6,904     CGNU PLC ..............................................      100,137
  7,590     COMPASS GROUP PLC* ....................................       60,586
  3,000     GKN PLC ...............................................       35,485
  4,746     GLAXOSMITHKLINE PLC* ..................................      130,482
 19,537     LATTICE GROUP PLC* ....................................       36,232
 18,089     LEGAL & GENERAL GROUP PLC .............................       45,294
  2,964     POWERGEN PLC ..........................................       27,591
  4,957     REUTERS GROUP PLC .....................................       76,332
  3,800     RIO TINTO PLC .........................................       69,923
  2,080     SCHRODERS PLC .........................................       32,720
 28,617     TESCO PLC .............................................      108,412
 10,862     UNILEVER PLC ..........................................       81,045
 86,604     VODAFONE AIRTOUCH PLC .................................      234,664
  7,660     WOLSELEY PLC ..........................................       52,179
                                                                     -----------
                                                                       1,768,388
                                                                     -----------

          TOTAL COMMON STOCK
          (COST $6,842,356) .......................................    6,407,691
                                                                     -----------

          REDEEMABLE UNSECURED LOAN STOCK--0.0%
          MALAYSIA--0.0%
  4,000     SUNWAY BUILDING TECHNOLOGY, BHD, 3.00%,
             07/30/01
          (COST 1,284) ............................................        1,026
                                                                     -----------

Principal
 Amount
  (DEM)
  -----
          CONVERTIBLE CORPORATE BOND--0.0%
          GERMANY--0.0%
  1,300     DAIMLERCHYSLER AG, 5.75%, 06/14/02
          (COST $769) .............................................          677
                                                                     -----------
          TOTAL INVESTMENTS--98.9%
          (COST $6,844,409) .......................................  $ 6,409,394
                                                                     ===========

Summary of Investments by Industry, February 28, 2001

Industry                                              % of Investment Securities

Banking                                                          9.7%
Oil & Gas                                                        9.5%
Pharmaceuticals                                                  9.5%
Electronics/Electrical Equipment                                 9.2%
Telecommunications                                               8.8%
Insurance                                                        6.7%
Financial Services                                               5.4%
Food/Beverage Products                                           4.9%
Transportation                                                   3.8%
Construction Materials                                           4.1%
Real Estate                                                      2.9%
Telecommunications Equipment                                     2.5%
Chemicals                                                        2.1%
Consumer Products                                                2.0%
Other (Below 2%)                                                18.9%
--------------------------------------------------------------------------------
Total                                                            100%

                       See notes to financial statements.

Asset Allocation Portfolio
Portfolio of Investments February 28, 2001
(unaudited)

 Shares                          Issuer                                  Value
 ------                          ------                                  -----

          LONG-TERM INVESTMENTS--94.2%
          COMMON STOCK--53.4%
          AEROSPACE--0.9%
  1,150     BOEING CO ............................................      $ 71,530
                                                                        --------

          AIRLINES--1.0%
  4,350     SOUTHWEST AIRLINES, INC ..............................        80,910
                                                                        --------

          BANKING--1.3%
    975     BANK OF NEW YORK CO., INC ............................        50,486
  1,050     WELLS FARGO CO .......................................        52,122
                                                                        --------
                                                                         102,608
                                                                        --------

          BIOTECHNOLOGY--0.7%
    475     AMGEN, INC.* .........................................        34,230
    325     BIOGEN, INC.* ........................................        23,258
                                                                        --------
                                                                          57,488
                                                                        --------

          BROADCASTING/CABLE--0.6%
  1,050     COMCAST CORP., CLASS A* ..............................        45,478
                                                                        --------

          BUSINESS SERVICES--0.6%
    825     SUNGARD DATA SYSTEMS, INC.* ..........................        45,953
                                                                        --------

          COMPUTER NETWORKS--0.9%
  2,800     CISCO SYSTEMS, INC.* .................................        66,325
                                                                        --------

          COMPUTER SOFTWARE--2.8%
  1,525     BMC SOFTWARE, INC ....................................        45,941
  2,175     MICROSOFT CORP.* .....................................       128,325
  2,250     ORACLE CORP.* ........................................        42,750
                                                                        --------
                                                                         217,016
                                                                        --------

          COMPUTERS/COMPUTER HARDWARE--2.9%
  1,725     COMPAQ COMPUTER CORP .................................        34,845
  1,050     EMC CORP.* ...........................................        41,747
    950     HEWLETT-PACKARD CO ...................................        27,408
    925     INTERNATIONAL BUSINESS MACHINES CORP .................        92,407
     37     MCDATA CORP ..........................................           668
  1,300     SUN MICROSYSTEMS, INC.* ..............................        25,838
                                                                        --------
                                                                         222,913
                                                                        --------

          CONSUMER PRODUCTS--1.6%
    850     COLGATE-PALMOLIVE CO .................................        50,192
    900     PHILIP MORRIS COMPANIES, INC .........................        43,362
    475     PROCTER & GAMBLE CO ..................................        33,488
                                                                        --------
                                                                         127,042
                                                                        --------

          DIVERSIFIED--3.4%
  4,350     GENERAL ELECTRIC CO ..................................       202,275
  1,175     TYCO INTERNATIONAL LTD (BERMUDA) .....................        64,214
                                                                        --------
                                                                         266,489
                                                                        --------

          FINANCIAL SERVICES--5.8%
    825     AMERICAN EXPRESS CO ..................................        36,201
  2,075     CHARLES SCHWAB CORP ..................................        43,368
  3,050     CITIGROUP, INC .......................................       149,998
  1,000     FANNIE MAE ...........................................        79,699
  1,250     MERRILL LYNCH & CO., INC .............................        74,875
    875     MORGAN STANLEY DEAN WITTER & CO ......................        56,989
                                                                        --------
                                                                         441,130
                                                                        --------

          FOOD/BEVERAGE PRODUCTS--1.9%
    950     ANHEUSER-BUSCH COMPANIES, INC ........................        41,515
    975     COCA-COLA CO .........................................        51,704
  1,225     PEPSICO, INC .........................................        56,448
                                                                        --------
                                                                         149,667
                                                                        --------

          HEALTH CARE/HEALTH CARE SERVICES--1.2%
    925     MEDTRONIC, INC .......................................        47,342
    825     UNITEDHEALTH GROUP, INC ..............................        48,864
                                                                        --------
                                                                          96,206
                                                                        --------

          INSURANCE--1.4%
  1,350     AMERICAN INTERNATIONAL GROUP, INC ....................       110,430
                                                                        --------

          MANUFACTURING--0.6%
    750     ILLINOIS TOOL WORKS ..................................        45,413
                                                                        --------
          METALS/MINING--0.7%
  1,450     ALCOA, INC ...........................................        51,852
                                                                        --------

          MULTI-MEDIA--2.0%
  1,700     AOL TIME WARNER, INC .................................        74,850
    575     GANNETT CO., INC .....................................        38,031
    825     THE WALT DISNEY CO ...................................        25,534
    400     VIACOM, INC., CLASS B* ...............................        19,880
                                                                        --------
                                                                         158,295
                                                                        --------

          OIL & GAS--3.9%
  1,125     BAKER HUGHES, INC ....................................        44,100
    625     BJ SERVICES CO.* .....................................        47,500
    300     CHEVRON CORP .........................................        25,698
  1,470     EXXON MOBIL CORP .....................................       119,143
  1,075     ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
             SHARES (NETHERLANDS) ................................        62,705
                                                                        --------
                                                                         299,146
                                                                        --------

          PHARMACEUTICALS--5.8%
    625     ABBOTT LABORATORIES ..................................        30,619
    600     AMERICAN HOME PRODUCTS CORP ..........................        37,062
    875     BRISTOL-MYERS SQUIBB CO ..............................        55,484
    500     ELI LILLY & CO .......................................        39,730
    475     JOHNSON & JOHNSON ....................................        46,232
    975     MERCK & CO., INC .....................................        78,194
  2,806     PFIZER, INC ..........................................       126,269
    575     PHARMACIA CORP .......................................        29,728
                                                                        --------
                                                                         443,318
                                                                        --------

          PIPELINES--0.3%
    375     EL PASO CORP .........................................        26,363
                                                                        --------

          RETAILING--5.7%
  1,750     BED BATH & BEYOND, INC.* .............................        43,094
    975     BEST BUY CO., INC.* ..................................        39,936
  1,200     HOME DEPOT, INC ......................................        51,000
    850     KOHLS CORP.* .........................................        56,024
  1,150     TARGET CORP ..........................................        44,850
  2,325     WAL-MART STORES, INC .................................       116,459
  1,950     WALGREEN CO ..........................................        86,424
                                                                        --------
                                                                         437,787
                                                                        --------

                       See notes to financial statements.

                                      Portfolio of Investments February 28, 2001
                                                                     (unaudited)

 Shares                          Issuer                                  Value
 ------                          ------                                  -----

          SEMI-CONDUCTORS--2.0%
  2,900     INTEL CORP ...........................................    $   82,831
  1,425     KLA-TENCOR CORP.* ....................................        50,944
    575     TEXAS INSTRUMENTS, INC ...............................        16,991
                                                                      ----------
                                                                         150,766
                                                                      ----------

          TELECOMMUNICATIONS--2.8%
    655     AT&T CORP ............................................        15,065
    975     BELLSOUTH CORP .......................................        40,911
  1,450     SBC COMMUNICATIONS, INC ..............................        69,165
  1,248     VERIZON COMMUNICATIONS ...............................        61,776
  1,825     WORLDCOM, INC.* ......................................        30,341
                                                                      ----------
                                                                         217,258
                                                                      ----------

          TELECOMMUNICATIONS EQUIPMENT--0.6%
  1,275     NORTEL NETWORKS CORP. (CANADA) .......................        23,575
    350     QUALCOMM, INC.* ......................................        19,184
                                                                      ----------
                                                                          42,759
                                                                      ----------

          UTILITIES--2.0%
    975     AES CORP.* ...........................................        52,620
    800     DUKE ENERGY CORP .....................................        32,600
    625     ENRON CORP ...........................................        42,813
    919     NISOURCE, INC ........................................        27,493
                                                                      ----------
                                                                         155,526
                                                                      ----------

          TOTAL COMMON STOCK
          (COST $4,244,832) ......................................     4,129,668
                                                                      ----------

Principal
 Amount
 ------
          U.S. TREASURY SECURITIES--8.5%
            U.S. TREASURY NOTES & BONDS,
$ 30,000     5.25%, 05/31/01 .....................................        30,023
  75,000     5.25%, 11/15/28 .....................................        72,012
 200,000     5.63%, 02/15/06 .....................................       207,874
 160,000     5.75%, 08/15/10 .....................................       168,626
 160,000     6.25%, 08/15/23 .....................................       174,600
                                                                      ----------
          TOTAL U.S. TREASURY SECURITIES
          (COST $619,737) ........................................       653,135
                                                                      ----------
          U.S. GOVERNMENT AGENCY SECURITIES--7.1%
 198,241    FEDERAL HOME LOAN MORTGAGE CORP., 7.00%,
             11/01/29 ............................................       200,594
  50,000    FEDERAL NATIONAL MORTGAGE ASSOCIATION, 5.13%,
             02/13/04 ............................................        50,110
            TENNESSEE VALLEY AUTHORITY,
 250,000     5.38%, 11/13/08 .....................................       245,584
  50,000     6.75%, 11/01/25 .....................................        52,983
                                                                      ----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES
          (COST $528,083) ........................................       549,271
                                                                      ----------
          CORPORATE NOTES & BONDS--13.5%
          AUTOMOTIVE--1.7%
  60,000    FORD MOTOR CO., 7.45%, 07/16/31 ......................        58,186
  50,000    FORD MOTOR CREDIT CO., 5.80%, 01/12/09 ...............        46,235
  30,000    GENERAL MOTORS CORP., 6.75%, 05/01/28 ................        27,168
                                                                      ----------
                                                                         131,589
                                                                      ----------

          COMPUTERS/COMPUTER HARDWARE--1.7%
            INTERNATIONAL BUSINESS MACHINES CORP.,
  30,000     6.50%, 01/15/28 .....................................        28,477
 100,000     MTN, 5.37%, 09/22/03 ................................        99,924
                                                                      ----------
                                                                         128,401
                                                                      ----------

          FINANCIAL SERVICES--2.9%
  50,000    GOLDMAN SACHS GROUP, INC., 6.65%, 05/15/09 ...........        50,263
  85,000    INTERNATIONAL LEASE FINANCE CORP., MTN, 8.35%,
             02/04/02 ............................................        87,534
  95,000    MERRILL LYNCH & CO., INC., SER. B, MTN, 5.86%,
             10/30/02 ............................................        95,587
                                                                      ----------
                                                                         233,384
                                                                      ----------

          INSURANCE--2.1%
 100,000    ALLSTATE CORP., 7.20%, 12/01/09 ......................       105,075
  60,000    MBIA, INC., 6.63%, 10/01/28 ..........................        55,496
                                                                      ----------
                                                                         160,571
                                                                      ----------

          MACHINERY & ENGINEERING EQUIPMENT--1.3%
 100,000    CATERPILLAR FINANCIAL SERVICES CORP., MTN,
             5.89%, 06/17/02 .....................................       100,938
                                                                      ----------

          OIL & GAS--0.7%
  50,000    CONOCO, INC., 5.90%, 04/15/04 ........................        50,393
                                                                      ----------

          PRINTING & PUBLISHING--0.4%
  30,000    WASHINGTON POST CO., 5.50%, 02/15/09 .................        28,762
                                                                      ----------

          TELECOMMUNICATIONS--1.4%
  75,000    AT&T CORP., 5.63%, 03/15/04 ..........................        73,443
  30,000    BELLSOUTH CAPITAL FUNDING, 7.88%, 02/15/30 ...........        32,468
                                                                      ----------
                                                                         105,911
                                                                      ----------

          UTILITIES--1.3%
 100,000    BALTIMORE GAS & ELECTRIC CO., SER. D, MTN, 6.90%,
             02/01/05 ............................................       103,921
                                                                      ----------

          TOTAL CORPORATE NOTES & BONDS
          (COST $1,028,759) ......................................     1,043,870
                                                                      ----------

          RESIDENTIAL MORTGAGE BACKED SECURITIES--11.7%
          MORTGAGE BACKED PASS-THROUGH SECURITIES--11.7%
 72,675     FEDERAL HOME LOAN MORTGAGE CORP.,
             GOLD POOL E00532, 6.50%, 02/01/13 ...................        73,446
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  36,894     POOL 313563, 10.50%, 03/01/18 .......................        40,491
 188,082     POOL 323614, 6.50%, 02/01/14 ........................       190,317
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
 103,488     POOL 423130, 8.50%, 10/15/29 ........................       107,401
  98,444     POOL 432196, 6.50%, 03/15/29 ........................        98,413
 115,421     POOL 461206, 6.50%, 01/15/28 ........................       115,566
  99,080     POOL 487057, 6.50%, 03/15/29 ........................        99,049
 111,581     POOL 513746, 7.00%, 08/15/29 ........................       113,219

                       See notes to financial statements.

Portfolio of Investments February 28, 2001
(unaudited)

Principal
 Amount                          Issuer                                 Value
 ------                          ------                                 -----

          MORTGAGE BACKED PASS-THROUGH SECURITIES (cont'd)
$ 68,953    POOL 518585, 6.50%, 11/15/29 .........................    $   68,931
                                                                      ----------
          TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
          (COST $881,984) ........................................       906,833
                                                                      ----------
          TOTAL LONG-TERM INVESTMENTS
          (COST $7,303,395) ......................................     7,282,777
                                                                      ----------

          SHORT-TERM INVESTMENT--5.6%
          REPURCHASE AGREEMENT--5.6%
 429,000    GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
             5.45%, DUE 03/01/01, (DATED 02/28/01, PROCEEDS
             $429,064, SECURED BY FHLMC, $439,663, 6.50%,
             DUE 01/15/31, MARKET VALUE $438,038)
          (COST $429,000) ........................................       429,000
                                                                      ----------
          TOTAL INVESTMENTS--99.8%
          (COST $7,732,395) ......................................    $7,711,777
                                                                      ==========

                       See notes to financial statements.

                                                U.S. Government Income Portfolio
                                      Portfolio of Investments February 28, 2001
                                                                     (unaudited)

Principal
 Amount                          Issuer                                  Value
 ------                          ------                                  -----

          LONG-TERM INVESTMENTS--98.7%
          U.S. TREASURY SECURITIES--50.8%
            U.S. TREASURY NOTES & BONDS,
$600,000     5.63%, 05/15/08 ....................................     $  624,750
 500,000     6.13%, 08/15/07 ....................................        534,220
 550,000     6.75%, 08/15/26 ....................................        640,404
 550,000     8.50%, 02/15/20 ....................................        743,786
 400,000     10.75%, 08/15/05 ...................................        494,876
                                                                      ----------

          TOTAL U.S. TREASURY SECURITIES
          (COST $2,939,160) .....................................      3,038,036
                                                                      ----------

          U.S. GOVERNMENT AGENCY SECURITIES--38.0%
 750,000    FEDERAL HOME LOAN BANK, 5.70%, 03/25/03 .............        761,129
            FEDERAL HOME LOAN MORTGAGE CORP.,
 225,000     7.00%, 02/15/03 ....................................        233,930
 375,000     7.00%, 07/15/05 ....................................        400,545
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
 469,000     5.13%, 02/13/04 ....................................        470,027
 150,000     5.88%, 04/23/04 ....................................        150,071
 250,000     6.25%, 11/15/02 ....................................        255,743
                                                                      ----------

          TOTAL U.S. GOVERNMENT AGENCY SECURITIES
          (COST $2,218,190) .....................................      2,271,445
                                                                      ----------

          RESIDENTIAL MORTGAGE BACKED SECURITY--9.9%
          MORTGAGE-BACKED PASS THROUGH SECURITY--9.9%
 589,207    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
             POOL 354779, 6.50%, 03/15/24
          (COST $539,088) .......................................        591,417
                                                                      ----------

          TOTAL LONG-TERM INVESTMENTS
          (COST $5,696,438) .....................................      5,900,898
                                                                      ----------

          SHORT-TERM INVESTMENT--0.9%
          REPURCHASE AGREEMENT--0.9%
  53,000    GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
             5.45%, DUE 03/01/01, (DATED 02/28/01, PROCEEDS
             $53,008, SECURED BY FHLMC, $54,936, 6.50%,
             DUE 05/15/30, MARKET VALUE $55,399)
          (COST $53,000) ........................................         53,000
                                                                      ----------

          TOTAL INVESTMENTS--99.6%
          (COST $5,749,438) .....................................     $5,953,898
                                                                      ==========

                       See notes to financial statements.

Money Market Portfolio
Portfolio of Investments February 28, 2001
(unaudited)

Principal
 Amount
  (USD)                          Issuer                                 Value
  -----                          ------                                 -----

          U.S. TREASURY SECURITY--12.4%
$500,000    U.S. TREASURY BILL, 5.56%, 03/22/01
          (COST $498,402) .......................................     $  498,402
                                                                      ----------

          U.S. GOVERNMENT AGENCY SECURITIES--17.2%
            FEDERAL HOME LOAN MORTGAGE CORP.,
 100,000     DN, 5.43%, 03/06/01 ................................         99,925
  54,000     DN, 5.46%, 03/06/01 ................................         53,959
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  70,000     DN, 5.38%, 03/05/01 ................................         69,958
 170,000     DN, 5.38%, 03/29/01 ................................        169,293
 300,000    STUDENT LOAN MARKETING ASSOCIATION, FRN,
               5.24%, 04/19/01 ..................................        300,000
                                                                      ----------

          TOTAL U.S. GOVERNMENT AGENCY SECURITIES
          (COST $693,135) .......................................        693,135
                                                                      ----------

          COMMERCIAL PAPER--70.6%
          ASSET BACKED SECURITIES--4.8%
 195,000    CIESCO LP, 5.64%, 03/09/01 ..........................        194,757
                                                                      ----------

          AUTOMOTIVE--4.8%
 195,000    FORD MOTOR CREDIT CO., 5.53%, 04/06/01 ..............        193,933
                                                                      ----------

          BANKING--36.7%
 150,000    ABBEY NATIONAL NORTH AMERICAN CORP., 5.67%,
             04/04/01 ...........................................        149,207

 195,000    BANK OF AMERICA, N.A., 6.54%, 03/12/01 ..............        194,616
 165,000    DEUTSCHE BANK FINANCIAL, INC., 6.32%, 03/05/01 ......        164,885
 195,000    HALIFAX PLC (UNITED KINGDOM), 5.32%, 05/02/01 .......        193,237
 195,000    ING AMERICA INSURANCE HOLDINGS, INC.
             (NETHERLANDS), 5.21%, 08/22/01 .....................        190,222
 195,000    NATIONWIDE BUILDING SOCIETY, 5.19%, 06/25/01 ........        191,802
 195,000    SVENSKA HANDELSBANKEN, INC., (SWEDEN), 6.35%,
             03/12/01 ...........................................        194,626

 195,000    SWEDBANK (SWITZERLAND), 5.32%, 05/07/01 .............        193,095
                                                                      ----------
                                                                       1,471,690
                                                                      ----------

          DIVERSIFIED--4.3%
 175,000    GENERAL ELECTRIC CAPITAL CORP., 5.26%, 05/01/01 .....        173,458
                                                                      ----------

          FINANCIAL SERVICES--13.9%
 170,000    ASSOCIATES CORP. OF NORTH AMERICA, 5.38%,
            04/12/01 ............................................        168,943
 195,000    KFW INTERNATIONAL FINANCE, INC., 5.45%,
            04/24/01 ............................................        193,426
 195,000    UBS FINANCE (DELAWARE), LLC, 5.40%, 04/09/01 ........        193,870
                                                                      ----------
                                                                         556,239
                                                                      ----------

          TELECOMMUNICATIONS EQUIPMENT--3.4%
 138,000    MOTOROLA CREDIT CORP., 6.46%, 03/06/01 ..............        137,878
                                                                      ----------

          UTILITIES--2.7%
 110,000   NATIONAL RURAL UTILITIES COOPERATIVE
             FINANCE CORP., 5.28%, 05/24/01 .....................        108,665
                                                                      ----------

          TOTAL COMMERCIAL PAPER
          (COST $2,836,620) .....................................      2,836,620
                                                                      ----------

          TOTAL INVESTMENTS--100.2%
          (COST $4,028,157)** ...................................     $4,028,157
                                                                      ==========

INDEX:

  *    =  Non-income producing security.
  **   =  The cost of securities is substantially the same for federal income tax purposes.
ADR    =  American Depositary Receipt.
DN     =  Discount note. The rate shown is the effective yield at the date of purchase.
FHLMC  =  Federal Home Loan Mortgage Corporation.
FRN    =  Floating Rate Note. The maturity date shown is the actual maturity date. The rate shown is the rate in effect at February 28, 2001.
GDR    =  Global Depositary Receipt.
MTN    =  Medium Term Note.
SER.   =  Series.

                       See notes to financial statements.

                                             Statement of Assets and Liabilities
                                                   February, 28 2001 (unaudited)

                                                                       Growth and          Capital       International
                                                                         Income            Growth            Equity
                                                                        Portfolio         Portfolio        Portfolio
                                                                        ---------         ---------        ---------
ASSETS:
  Investment securities, at value (Note 1)                            $ 13,394,858      $ 11,777,907      $ 6,409,394
  Cash                                                                         621               670           30,741
  Foreign currency (Cost $1,524)                                                --                --            1,522
  Other assets                                                                 104                80               54
  Receivables:
    Investment securities sold                                                  --                --           17,873
    Dividends and interest                                                  25,786             2,381            9,598
    Variation margin on futures contracts                                       --                --               18
    Expense reimbursement from Sub-Administrator                                --                --           24,178
                                                                      ------------      ------------      -----------
      TOTAL ASSETS                                                      13,421,369        11,781,038        6,493,378
                                                                      ------------      ------------      -----------
LIABILITIES:
  Payables:
    Investment securities purchased                                             --            63,717           14,408
    Dividends                                                                   --                --               --
  Accrued liabilities: (Note 2)
    Investment advisory fees                                                   534                --               --
    Administration fees                                                      2,134                --               --
    Custody fees                                                             5,911             5,602               --
    Other                                                                   38,849            28,877            1,364
                                                                      ------------      ------------      -----------
      TOTAL LIABILITIES                                                     47,428            98,196           15,772
                                                                      ------------      ------------      -----------
NET ASSETS:
  Paid in capital                                                       13,138,348         9,549,270        6,941,339
  Accumulated undistributed/(distributions in excess of) net
    investment income                                                       59,229            (1,831)         (43,368)
  Accumulated net realized gain (loss) on investments and futures
    transactions                                                          (485,501)          903,575           14,825
  Net unrealized appreciation (depreciation) of investments, futures and assets and liabilities denominated in foreign
    currencies                                                             661,865         1,231,828         (435,190)
                                                                      ------------      ------------      -----------
      NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
      INTERESTS                                                       $ 13,373,941      $ 11,682,842      $ 6,477,606
                                                                      ============      ============      ===========
      Shares of beneficial interest outstanding ($.001 par value;
      unlimited number of shares authorized)                             1,083,270           827,000          725,141
      Net asset value, maximum offering price per share and
      redemption price per share                                      $      12.35      $      14.13      $      8.93
                                                                      ============      ============      ===========
      Cost of investments                                             $ 12,732,993      $ 10,546,079      $ 6,844,409
                                                                      ============      ============      ===========
                                                                         Asset       U.S. Government       Money
                                                                      Allocation         Income            Market
                                                                       Portfolio        Portfolio        Portfolio
                                                                       ---------        ---------        ---------
ASSETS:
  Investment securities, at value (Note 1)                            $ 7,711,777      $ 5,953,898      $ 4,028,157
  Cash                                                                        693              497           17,721
  Foreign currency (Cost $1,524)                                               --               --               --
  Other assets                                                                 60               39               27
  Receivables:
    Investment securities sold                                                 --               --               --
    Dividends and interest                                                 38,588           50,555            6,750
    Variation margin on futures contracts                                      --               --               --
    Expense reimbursement from Sub-Administrator                            3,757            2,971            4,936
                                                                      -----------      -----------      -----------
      TOTAL ASSETS                                                      7,754,875        6,007,960        4,057,591
                                                                      -----------      -----------      -----------
LIABILITIES:
  Payables:
    Investment securities purchased                                            --               --               --
    Dividends                                                                  --               --           15,968
  Accrued liabilities: (Note 2)
    Investment advisory fees                                                   --               --               --
    Administration fees                                                        --               --               --
    Custody fees                                                            9,021            9,206            7,363
    Other                                                                  19,848           20,059           12,433
                                                                      -----------      -----------      -----------
      TOTAL LIABILITIES                                                    28,869           29,265           35,764
                                                                      -----------      -----------      -----------
NET ASSETS:
  Paid in capital                                                       8,194,562        5,709,366        4,022,357
  Accumulated undistributed/(distributions in excess of) net
    investment income                                                      91,861          155,802              (58)
  Accumulated net realized gain (loss) on investments and futures
    transactions                                                         (539,799)         (90,933)            (472)
  Net unrealized appreciation (depreciation) of investments, futures and assets and liabilities denominated in foreign
    currencies                                                            (20,618)         204,460               --
                                                                      -----------      -----------      -----------
      NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
      INTERESTS                                                       $ 7,726,006      $ 5,978,695      $ 4,021,827
                                                                      ===========      ===========      ===========
      Shares of beneficial interest outstanding ($.001 par value;
      unlimited number of shares authorized)                              793,874          619,168        4,022,304
      Net asset value, maximum offering price per share and
      redemption price per share                                      $      9.73      $      9.66      $      1.00
                                                                      ===========      ===========      ===========
      Cost of investments                                             $ 7,732,395      $ 5,749,438      $ 4,028,157
                                                                      ===========      ===========      ===========

                       See notes to financial statements.

Statement of Operations
For the six months ended February 28, 2001
(unaudited)

                                                                    Growth and        Capital       International
                                                                      Income          Growth           Equity
                                                                    Portfolio        Portfolio        Portfolio
                                                                    ---------        ---------        ---------
INVESTMENT INCOME: (Note 1B)
  Interest                                                         $    29,739      $    17,231      $     2,877
  Dividends                                                            106,721           36,696           41,201
  Foreign taxes withheld                                                    --               --           (5,003)
                                                                   -----------      -----------      -----------
    TOTAL INVESTMENT INCOME                                            136,460           53,927           39,075
                                                                   -----------      -----------      -----------
EXPENSES: (Note 2)
  Investment advisory fees                                              43,905           36,421           28,324
  Administration fees                                                   14,635           12,140            7,081
  Accounting fees                                                           --               --           28,133
  Custodian fees                                                        23,196           39,477           17,475
  Printing and postage                                                     257              421            1,505
  Professional fees                                                     11,425            6,113            9,265
  Transfer agent fees                                                    9,215            8,059           11,674
  Trustees' fees                                                           355              551              172
  Other                                                                     26              166              417
                                                                   -----------      -----------      -----------
    TOTAL EXPENSES                                                     103,014          103,348          104,046
                                                                   -----------      -----------      -----------
  Less amounts waived (Note 2D)                                         37,121           48,561           35,405
  Less expense reimbursements (Note 2D)                                     --               --           29,695
  Less earnings credits (Note 2E)                                           47              156               --
                                                                   -----------      -----------      -----------
    NET EXPENSES                                                        65,846           54,631           38,946
                                                                   -----------      -----------      -----------
    NET INVESTMENT INCOME (LOSS)                                        70,614             (704)             129
                                                                   -----------      -----------      -----------
NET REALIZED GAIN (LOSS) ON:
  Investment transactions                                              241,446          796,733           46,466
  Futures transactions                                                      --               --             (325)
  Foreign currency transactions                                             --               --           (5,727)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION OF:
  Investments                                                       (1,951,710)      (1,766,508)      (1,267,564)
  Futures                                                                   --               --           (2,319)
  Foreign currency contracts and foreign currency translations              --               --            5,243
                                                                   -----------      -----------      -----------
Net realized and unrealized gain (loss)                             (1,710,264)        (969,775)      (1,224,226)
                                                                   -----------      -----------      -----------
Net increase (decrease) in net assets from operations              $(1,639,650)     $  (970,479)     $(1,224,097)
                                                                   ===========      ===========      ===========
                                                                     Asset         U.S. Government    Money
                                                                   Allocation          Income         Market
                                                                    Portfolio         Portfolio     Portfolio
                                                                    ---------         ---------     ---------
INVESTMENT INCOME: (Note 1B)
  Interest                                                        $   119,422          $186,346     $ 124,339
  Dividends                                                            18,481                --            --
  Foreign taxes withheld                                                   --                --            --
                                                                  -----------          --------     ---------
    TOTAL INVESTMENT INCOME                                           137,903           186,346       124,339
                                                                  -----------          --------     ---------
EXPENSES: (Note 2)
  Investment advisory fees                                             22,642            14,744         4,843
  Administration fees                                                   8,233             5,897         3,874
  Accounting fees                                                          --                --            --
  Custodian fees                                                       39,162            22,156        20,559
  Printing and postage                                                  1,889             1,320         1,128
  Professional fees                                                     9,968            10,305        11,340
  Transfer agent fees                                                   8,233            10,817         8,392
  Trustees' fees                                                          200               143            94
  Other                                                                   670               686           854
                                                                  -----------          --------     ---------
    TOTAL EXPENSES                                                     90,997            66,068        51,084
                                                                  -----------          --------     ---------
  Less amounts waived (Note 2D)                                        30,875            20,641         8,717
  Less expense reimbursements (Note 2D)                                25,077            21,780        31,479
  Less earnings credits (Note 2E)                                          53                57           235
                                                                  -----------          --------     ---------
    NET EXPENSES                                                       34,992            23,590        10,653
                                                                  -----------          --------     ---------
    NET INVESTMENT INCOME (LOSS)                                      102,911           162,756       113,686
                                                                  -----------          --------     ---------
NET REALIZED GAIN (LOSS) ON:
  Investment transactions                                            (251,653)           18,012            (9)
  Futures transactions                                                     --                --            --
  Foreign currency transactions                                            --                --            --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION OF:
  Investments                                                        (895,706)          236,627            --
  Futures                                                                  --                --            --
  Foreign currency contracts and foreign currency translations             --                --            --
                                                                  -----------          --------     ---------
Net realized and unrealized gain (loss)                            (1,147,359)          254,639            (9)
                                                                  -----------          --------     ---------
Net increase (decrease) in net assets from operations             $(1,044,448)         $417,395     $ 113,677
                                                                  ===========          ========     =========

                       See notes to financial statements.

                                              Statement of Changes in Net Assets
                                           For the periods indicated (unaudited)

                                                     Growth and Income                   Capital Growth
                                                         Portfolio                          Portfolio
                                                ---------------------------        ---------------------------
                                                9/1/2000            Year           9/1/2000            Year
                                                 Through            Ended           Through            Ended
                                                2/28/2001         8/31/2000        2/28/2001         8/31/2000
                                                ---------         ---------        ---------         ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)               $     70,614      $    122,985      $       (704)     $     25,437
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                           241,446          (412,544)          796,733         2,259,981
  Change in net unrealized appreciation/
  depreciation of investments, futures
  and foreign currency translations            (1,951,710)        1,901,066        (1,766,508)          766,596
                                             ------------      ------------      ------------      ------------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                     (1,639,650)        1,611,507          (970,479)        3,052,014
                                             ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                          (132,673)          (47,277)               --           (77,220)
  Net realized gain on investment
  transactions                                         --                --          (759,878)         (779,834)
                                             ------------      ------------      ------------      ------------
    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                                 (132,673)          (47,277)         (759,878)         (857,054)
                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                     181,992           903,541           202,017         1,036,385
  Dividends reinvested                            132,672            47,277           759,870           857,054
  Cost of shares redeemed                      (1,391,005)       (5,445,780)         (725,668)       (3,560,063)
                                             ------------      ------------      ------------      ------------
    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                 (1,076,341)       (4,494,962)          236,219        (1,666,624)
                                             ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                         (2,848,664)       (2,930,732)       (1,494,138)          528,336
NET ASSETS:
  Beginning of period                          16,222,605        19,153,337        13,176,980        12,648,644
                                             ------------      ------------      ------------      ------------
  End of period                              $ 13,373,941      $ 16,222,605      $ 11,682,842      $ 13,176,980
                                             ============      ============      ============      ============
Share Transactions:
  Issued                                           13,928            69,980            13,306            73,130
  Reinvested                                       10,135             3,746            54,904            66,541
  Redeemed                                       (107,366)         (423,222)          (49,164)         (251,852)
                                             ------------      ------------      ------------      ------------
Change in shares                                  (83,303)         (349,496)           19,046          (112,181)
                                             ============      ============      ============      ============
                                                  International Equity               Asset Allocation
                                                       Portfolio                         Portfolio
                                              --------------------------        --------------------------
                                              9/1/2000           Year           9/1/2000           Year
                                               Through           Ended           Through           Ended
                                              2/28/2001        8/31/2000        2/28/2001        8/31/2000
                                              ---------        ---------        ---------        ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)               $       129      $   (12,869)     $   102,911      $   229,864
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                           40,414        1,430,768         (251,653)        (265,974)
  Change in net unrealized appreciation/
  depreciation of investments, futures
  and foreign currency translations           (1,264,640)         (25,157)        (895,706)         837,191
                                             -----------      -----------      -----------      -----------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                    (1,224,097)       1,392,742       (1,044,448)         801,081
                                             -----------      -----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                               --               --         (211,314)        (250,511)
  Net realized gain on investment
  transactions                                (1,424,148)        (242,807)              --          (67,251)
                                             -----------      -----------      -----------      -----------
    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                              (1,424,148)        (242,807)        (211,314)        (317,762)
                                             -----------      -----------      -----------      -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                     45,031          837,144           39,107          315,535
  Dividends reinvested                         1,424,124          242,807          211,312          317,762
  Cost of shares redeemed                       (303,604)      (1,606,148)        (380,760)      (1,328,360)
                                             -----------      -----------      -----------      -----------
    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                 1,165,551         (526,197)        (130,341)        (695,063)
                                             -----------      -----------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                        (1,482,694)         623,738       (1,386,103)        (211,744)
NET ASSETS:
  Beginning of period                          7,960,300        7,336,562        9,112,109        9,323,853
                                             -----------      -----------      -----------      -----------
  End of period                              $ 6,477,606      $ 7,960,300      $ 7,726,006      $ 9,112,109
                                             ===========      ===========      ===========      ===========
Share Transactions:
  Issued                                           3,777           59,891            3,835           29,366
  Reinvested                                     150,383           17,788           21,005           30,292
  Redeemed                                       (27,352)        (125,252)         (36,583)        (123,821)
                                             -----------      -----------      -----------      -----------
Change in shares                                 126,808          (47,573)         (11,743)         (64,163)
                                             ===========      ===========      ===========      ===========
                                               U.S. Government Income                  Money Market
                                                      Portfolio                          Portfolio
                                             --------------------------         -------------------------
                                             9/1/2000           Year            9/1/2000          Year
                                              Through           Ended            Through          Ended
                                             2/28/2001        8/31/2000         2/28/2001       8/31/2000
                                             ---------        ---------         ---------       ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)              $   162,756      $   332,870      $   113,686      $   217,831
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                          18,012         (108,945)              (9)               8
  Change in net unrealized appreciation/
  depreciation of investments, futures
  and foreign currency translations             236,627          211,485               --               --
                                            -----------      -----------      -----------      -----------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                      417,395          435,410          113,677          217,839
                                            -----------      -----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                        (281,296)        (352,501)        (113,686)        (217,633)
  Net realized gain on investment
  transactions                                       --         (106,053)              --               --
                                            -----------      -----------      -----------      -----------
    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                               (281,296)        (458,554)        (113,686)        (217,633)
                                            -----------      -----------      -----------      -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                    95,268          382,727          168,190        1,206,210
  Dividends reinvested                          281,292          458,554           97,711          217,633
  Cost of shares redeemed                      (418,492)      (1,366,829)        (127,501)      (1,531,722)
                                            -----------      -----------      -----------      -----------
    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                  (41,932)        (525,548)         138,400         (107,879)
                                            -----------      -----------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                           94,167         (548,692)         138,391         (107,673)
NET ASSETS:
  Beginning of period                         5,884,528        6,433,220        3,883,436        3,991,109
                                            -----------      -----------      -----------      -----------
  End of period                             $ 5,978,695      $ 5,884,528      $ 4,021,827      $ 3,883,436
                                            ===========      ===========      ===========      ===========
Share Transactions:
  Issued                                          9,975           41,193          168,189        1,206,210
  Reinvested                                     29,735           51,363           97,690          217,633
  Redeemed                                      (43,870)        (145,749)        (127,501)      (1,531,722)
                                            -----------      -----------      -----------      -----------
Change in shares                                 (4,160)         (53,193)         138,378         (107,879)
                                            ===========      ===========      ===========      ===========

                       See notes to financial statements.

Financial Highlights (unaudited)

                                                                              Growth and Income Portfolio
                                                    --------------------------------------------------------------------------------
                                                     9/1/00
                                                     Through                             Year Ended August 31,
                                                     2/28/01         2000          1999          1998           1997         1996
                                                     -------         ----          ----          ----           ----         ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period              $  13.91       $  12.63      $  12.36      $  15.16       $  12.74      $ 11.48
                                                    --------       --------      --------      --------       --------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.07           0.11          0.06          0.09           0.15         0.29
  Net gains or losses on investments
  (both realized and unrealized)                       (1.51)          1.21          2.58         (0.71)          3.99         1.52
                                                    --------       --------      --------      --------       --------      -------
    TOTAL FROM INVESTMENT OPERATIONS                   (1.44)          1.32          2.64         (0.62)          4.14         1.81
                                                    --------       --------      --------      --------       --------      -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                  0.12           0.04          0.09          0.13           0.15         0.30
  Distributions from capital gains                        --             --          2.28          2.05           1.57         0.25
                                                    --------       --------      --------      --------       --------      -------
    TOTAL DISTRIBUTIONS                                 0.12           0.04          2.37          2.18           1.72         0.55
                                                    --------       --------      --------      --------       --------      -------
NET ASSET VALUE, END OF PERIOD                      $  12.35       $  13.91      $  12.63      $  12.36       $  15.16      $ 12.74
                                                    ========       ========      ========      ========       ========      =======
TOTAL RETURN                                          (10.40%)        10.44%        21.23%        (5.45%)        35.53%       16.24%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)           $ 13,374       $ 16,223      $ 19,153      $ 17,370       $ 15,002      $ 8,081
  Ratios to Average Net Assets#:
    Expenses                                            0.90%          0.90%         0.90%         0.90%          0.90%        0.90%
    Net investment income                               0.96%          0.73%         0.54%         0.78%          1.18%        1.71%
    Expenses without waivers,
    reimbursements and earnings credits                 1.41%          1.37%         1.33%         1.70%          1.70%        1.98%
    Net investment income without
    waivers, reimbursements and earnings credits        0.45%          0.26%         0.11%        (0.02%)         0.38%        0.63%
Portfolio Turnover Rate                                   12%            65%          114%          170%            89%         129%
                                                                              Capital Growth Portfolio
                                                    ------------------------------------------------------------------------------
                                                     9/1/00
                                                     Through                           Year Ended August 31,
                                                     2/28/01      2000           1999           1998           1997        1996
                                                     -------      ----           ----           ----           ----        ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period              $  16.31    $  13.75       $  11.72       $  15.52       $  13.84     $ 11.90
                                                    --------    --------       --------       --------       --------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   --        0.03           0.07           0.10           0.09        0.16
  Net gains or losses on investments
  (both realized and unrealized)                       (1.22)       3.54           3.37          (2.37)          3.42        2.14
                                                    --------    --------       --------       --------       --------     -------
    TOTAL FROM INVESTMENT OPERATIONS                   (1.22)       3.57           3.44          (2.27)          3.51        2.30
                                                    --------    --------       --------       --------       --------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                    --        0.09           0.09           0.09           0.10        0.14
  Distributions from capital gains                      0.96        0.92           1.32           1.44           1.73        0.22
                                                    --------    --------       --------       --------       --------     -------
    TOTAL DISTRIBUTIONS                                 0.96        1.01           1.41           1.53           1.83        0.36
                                                    --------    --------       --------       --------       --------     -------
NET ASSET VALUE, END OF PERIOD                      $  14.13    $  16.31       $  13.75       $  11.72       $  15.52     $ 13.84
                                                    ========    ========       ========       ========       ========     =======
TOTAL RETURN                                           (7.36%)     27.92%         30.59%        (16.38%)        27.27%      19.66%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)           $ 11,683    $ 13,177       $ 12,649       $ 11,096       $ 12,373     $ 7,910
  Ratios to Average Net Assets#:
    Expenses                                            0.90%       0.90%          0.90%          0.90%          0.90%       0.90%
    Net investment income                              (0.01%)      0.21%          0.59%          0.72%          0.64%       0.97%
    Expenses without waivers,
    reimbursements and earnings credits                 1.70%       1.69%          1.70%          1.70%          1.70%       1.97%
    Net investment income without
    waivers, reimbursements and earnings credits       (0.81%)     (0.58%)        (0.21%)        (0.08%)        (0.16%)     (0.10%)
Portfolio Turnover Rate                                   32%        128%            27%            71%            54%        107%
                                                                              International Equity Portfolio
                                                     ------------------------------------------------------------------------------
                                                      9/1/00
                                                      Through                             Year Ended August 31,
                                                      2/28/01         2000          1999         1998          1997         1996
                                                      -------         ----          ----         ----          ----         ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period               $  13.30       $  11.36      $   9.63      $ 10.45       $ 10.59      $ 10.89
                                                     --------       --------      --------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.01          (0.03)           --         0.02(b)       0.19         0.22
  Net gains or losses on investments
  (both realized and unrealized)                        (1.94)          2.38          2.32        (0.28)         0.65         0.03
                                                     --------       --------      --------      -------       -------      -------
    TOTAL FROM INVESTMENT OPERATIONS                    (1.93)          2.35          2.32        (0.26)         0.84         0.25
                                                     --------       --------      --------      -------       -------      -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                     --             --          0.10         0.18          0.13         0.25
  Distributions from capital gains                       2.44           0.41          0.49         0.38          0.85         0.30
                                                     --------       --------      --------      -------       -------      -------
    TOTAL DISTRIBUTIONS                                  2.44           0.41          0.59         0.56          0.98         0.55
                                                     --------       --------      --------      -------       -------      -------
NET ASSET VALUE, END OF PERIOD                       $   8.93       $  13.30      $  11.36      $  9.63       $ 10.45      $ 10.59
                                                     ========       ========      ========      =======       =======      =======
TOTAL RETURN                                           (15.59%)        20.58%        25.03%       (2.46%)        8.27%        2.42%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)            $  6,478       $  7,960      $  7,337      $ 6,318       $ 5,421      $ 3,901
  Ratios to Average Net Assets#:
    Expenses                                             1.10%          1.10%         1.10%        1.10%         1.11%        1.10%
    Net investment income                                  --          (0.15%)        0.04%        0.19%         1.96%        0.82%
    Expenses without waivers,
    reimbursements and earnings credits                  2.94%          2.62%         3.24%        3.05%         2.99%        4.22%
    Net investment income without
    waivers, reimbursements and earnings credits        (1.84%)        (1.67%)       (2.10%)      (1.76%)        0.08%       (2.30%)
Portfolio Turnover Rate                                    81%           102%          170%         157%          158%         200%
                                                                               Asset Allocation Portfolio
                                                     ------------------------------------------------------------------------------
                                                     9/1/00
                                                     Through                            Year Ended August 31,
                                                     2/28/01        2000          1999          1998          1997          1996
                                                     -------        ----          ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period               $ 11.31       $ 10.72       $ 10.64       $ 11.57       $ 11.15       $ 11.04
                                                     -------       -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.14          0.29          0.24          0.28          0.33          0.66
  Net gains or losses on investments
  (both realized and unrealized)                       (1.45)         0.68          1.04         (0.25)         1.94          0.49
                                                     -------       -------       -------       -------       -------       -------
    TOTAL FROM INVESTMENT OPERATIONS                   (1.31)         0.97          1.28          0.03          2.27          1.15
                                                     -------       -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                  0.27          0.30          0.18          0.30          0.30          0.67
  Distributions from capital gains                        --          0.08          1.02          0.66          1.55          0.37
                                                     -------       -------       -------       -------       -------       -------
    TOTAL DISTRIBUTIONS                                 0.27          0.38          1.20          0.96          1.85          1.04
                                                     -------       -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                       $  9.73       $ 11.31       $ 10.72       $ 10.64       $ 11.57       $ 11.15
                                                     =======       =======       =======       =======       =======       =======
TOTAL RETURN                                          (11.66%)        9.31%        11.88%        (0.04%)       22.61%        10.90%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)            $ 7,726       $ 9,112       $ 9,324       $ 7,813       $ 6,282       $ 4,033
  Ratios to Average Net Assets#:
    Expenses                                            0.85%         0.85%         0.85%         0.85%         0.85%         0.85%
    Net investment income                               2.50%         2.52%         2.48%         2.81%         3.28%         3.18%
    Expenses without waivers,
    reimbursements and earnings credits                 2.21%         2.16%         1.90%         1.91%         2.03%         2.33%
    Net investment income without
    waivers, reimbursements and earnings credits        1.14%         1.21%         1.43%         1.75%         2.10%         1.71%
Portfolio Turnover Rate                                   29%          145%          112%          162%          122%          155%

(b) Net investment income per share has been calculated based on average shares outstanding during the period.
#     Short periods have been annualized.

                       See notes to financial statements.

                                                                  U.S. Government Income Portfolio++
                                                   ---------------------------------------------------------------
                                                    9/1/00
                                                    Through                  Year Ended August 31,
                                                    2/28/01    2000       1999        1998       1997       1996
                                                    -------    ----       ----        ----       ----       ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period             $  9.44    $ 9.51    $ 10.12     $  9.40    $  9.53    $ 10.69
                                                   -------    ------    -------     -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.27      0.59       0.52        0.39       0.52       1.17
  Net gains or losses on investments
  (both realized and unrealized)                      0.41      0.10      (0.62)       0.64       0.22      (0.86)
                                                   -------    ------    -------     -------    -------    -------
    TOTAL FROM INVESTMENT OPERATIONS                  0.68      0.69      (0.10)       1.03       0.74       0.31
                                                   -------    ------    -------     -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                0.46      0.58       0.51        0.31       0.54       1.13
  Distributions from capital gains                      --      0.18         --          --       0.33       0.34
                                                   -------    ------    -------     -------    -------    -------
    TOTAL DISTRIBUTIONS                               0.46      0.76       0.51        0.31       0.87       1.47
                                                   -------    ------    -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $  9.66    $ 9.44    $  9.51     $ 10.12    $  9.40    $  9.53
                                                   =======    ======    =======     =======    =======    =======

TOTAL RETURN                                          7.31%     7.80%     (1.15%)     11.12%      8.11%      2.62%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)          $ 5,979    $ ,885    $ 6,433     $ 6,581    $ 3,801    $ 2,994
  Ratios to Average Net Assets#:
    Expenses                                          0.80%     0.80%      0.80%       0.80%      0.80%      0.80%
    Net investment income                             5.51%     5.70%      5.35%       5.40%      5.91%      6.06%
    Expenses without waivers,
    reimbursements and earnings credits               2.24%     2.49%      1.97%       1.99%      1.50%      1.79%
    Net investment income without
    waivers, reimbursements and earnings credits      4.07%     4.01%      4.18%       4.21%      5.21%      5.07%
Portfolio Turnover Rate                                 24%       37%        31%         14%        40%        83%
                                                                       Money Market Portfolio
                                                   ---------------------------------------------------------------
                                                   9/1/00
                                                   Through                   Year Ended August 31,
                                                   2/28/01     2000       1999        1998      1997       1996
                                                   -------     ----       ----        ----      ----       ----
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period             $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                   -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.03       0.05       0.05       0.05       0.05       0.05
  Net gains or losses on investments
  (both realized and unrealized)                        --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------
    TOTAL FROM INVESTMENT OPERATIONS                  0.03       0.05       0.05       0.05       0.05       0.05
                                                   -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                0.03       0.05       0.05       0.05       0.05       0.05
  Distributions from capital gains                      --         --         --         --         --         --
                                                   -------    -------    -------    -------    -------    -------
    TOTAL DISTRIBUTIONS                               0.03       0.05       0.05       0.05       0.05       0.05
                                                   -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                   =======    =======    =======    =======    =======    =======

TOTAL RETURN                                          2.94%      5.57%      4.66%      5.04%      4.93%      5.15%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000 omitted)          $ 4,022    $ 3,883    $ 3,991    $ 3,279    $ 4,854    $ 2,950
  Ratios to Average Net Assets#:
    Expenses                                          0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
    Net investment income                             5.86%      5.43%      4.54%      4.94%      4.84%      5.10%
    Expenses without waivers,
    reimbursements and earnings credits               2.63%      2.51%      2.28%      2.24%      1.46%      1.74%
    Net investment income without
    waivers, reimbursements and earnings credits      3.78%      3.47%      2.81%      3.25%      3.93%      3.91%
Portfolio Turnover Rate                                 --         --         --         --         --         --

++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income Portfolio to U.S. Government Income Portfolio.
#     Short periods have been annualized.

                       See notes to financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

      THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price.

            Except for MMP, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity.

Money market instruments held by MMP are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      B. Security Transactions and Investment Income--Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

            Purchases of to be announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA, when-issued and delayed delivery purchase commitments.

      C. Repurchase agreements--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

      D. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

            The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

            IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the

            Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subjects the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subjects the Portfolio to unlimited risk of loss.

            AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the Portfolio.

            As of February 28, 2001, the Portfolios had no outstanding futures contracts.

      E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

                  (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

                  (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

            Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

      F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

      G. Federal Income Tax Status--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

      H. Dividends and Distributions to Shareholders--The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

            Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

      I. Expenses--Direct expenses of a Portfolio are charged to the respective Portfolio. General Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      A. Investment Advisory Fees--Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly Chase Fleming Asset Management (USA) Inc., formerly Chase Asset Management Inc.) acts as the investment adviser to the Portfolios. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. (formerly The Chase Manhattan Corporation). As investment adviser, JPMFAM supervises the investments of each Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio's respective average daily net assets. The annual fee for each Portfolio is:

                        GIP             0.60%
                        CGP             0.60%
                        IEP             0.80%
                        AAP             0.55%
                        USGIP           0.50%
                        MMP             0.25%

            The Adviser (and its predecessor) voluntarily waived fees as outlined in Note 2.D.

            J.P. Morgan Fleming Asset Management (London) Ltd. ("JPMFAM London") (formerly Chase Fleming Asset Management (London) Ltd., formerly Chase Asset Management (London) Ltd.), a registered investment adviser, is the sub-investment adviser to IEP pursuant to a Sub-Investment Advisory Agreement between JPFAM London and JPMFAM (and its predecessor). JPMFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and is entitled to receive a fee, payable by JPMFAM from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of IEP.

            Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. acted as the investment advisor to each Portfolio, and JPMFAM acted as the sub-investment adviser to each Portfolio, except IEP. Pursuant to a Sub-Investment Advisory Agreement between Chase and JPMFAM, JPMFAM was entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the average daily net assets of GIP and CGP, 0.25% of the average daily net assets of AAP and USGIP and 0.10% of the average daily net assets of MMP. The Investment Advisory Agreement between each Fund and Chase has been assigned to JPMFAM.

      B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived fees as shown in 2.D.

      C. Sub-Administration Fees--Pursuant to a Sub-Administration Agreement, J.P. Morgan Fund Distributors, Inc. (the "Sub-Administrator") (formerly Vista Fund Distributors, Inc.), an indirect wholly-owned subsidiary of The BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-Administrator voluntarily waived fees as shown in 2.D.

      D. Assumption of Expenses--For the six months ended February 28, 2001, the Portfolios' vendors voluntarily waived expenses as follows:

                          GIP       CGP       IEP        AAP     USGIP      MMP
                          ---       ---       ---        ---     -----      ---

Advisory                $37,121   $36,421   $28,324   $22,642   $14,744   $4,843
Administration               --    12,140     7,081     8,233     5,897    3,874

            The Sub-Administrator voluntarily reimbursed certain expenses of the Portfolios as disclosed in the Statement of Operations.

      E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only custody services. Compensation for such services from Chase is presented in the Statement of Operations as Custodian fees.

            Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

            The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended February 28, 2001, included in Trustees Fees in the Statement of Operations and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                                                        Accrued
                                                       Pension          Pension
         Portfolio:                                    Expenses        Liability
                                                       --------        ---------
Growth and Income Portfolio                              $153           $1,614
Capital Growth Portfolio                                  121            1,249
International Equity Portfolio                             79              690
Asset Allocation Portfolio                                 86              793
U.S. Government Income Portfolio                           53              539
Money Market Portfolio                                     40              401

3. INVESTMENT TRANSACTIONS--For the six months ended February 28, 2001, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

                         GIP            CGP            IEP            AAP           USGIP
                         ---            ---            ---            ---           -----
Purchases
(excluding U.S.
Government)          $1,620,694     $3,798,302     $5,695,559     $1,350,269     $       --
Sales (excluding
U.S. Government)      3,299,163      4,255,734      5,911,306      1,745,440             --
Purchases of
U.S. Government              --             --             --        973,643      1,728,025
Sales of
U.S. Government              --             --             --      1,374,196      1,312,754

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at February 28, 2001, are as follows:

                        GIP             CGP             IEP            AAP           USGIP
                        ---             ---             ---            ---           -----
Aggregate cost     $ 12,732,993    $ 10,546,079    $ 6,844,409    $ 7,732,395    $ 5,749,438
                   ------------    ------------    -----------    -----------    -----------
Gross unrealized
appreciation       $  1,675,674    $  1,930,327    $   434,694    $   540,434    $   241,224
Gross unrealized
depreciation         (1,013,809)       (698,499)      (869,709)      (561,052)       (36,764)
                   ------------    ------------    -----------    -----------    -----------
Net unrealized
appreciation/
(depreciation)     $    661,865    $  1,231,828    $  (435,015)   $   (20,618)   $   204,460
                   ============    ============    ===========    ===========    ===========

5.    FOREIGN CASH POSITIONS--International Equity Portfolio

                                                                        Net
                                Delivery                    Market   Unrealized
                              Value (Local                   Value   Gain (Loss)
     Currency                   Currency)    Cost(USD)       (USD)      (USD)
     --------                   ---------    ---------       -----      -----
EURO                                 512      $   486       $  473      $(13)
Indonesian Rupiah                894,077           58           91        33
Malaysian Ringgit                  1,835          432          483        51
Philippine Peso                   22,439          535          464       (71)
South African Rand                    87           13           11        (2)
                                              -------       ------      ----
                                              $ 1,524       $1,522      $ (2)
                                              =======       ======      ====

6.    CONCENTRATION OF SHAREHOLDERS

      At February 28, 2001, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

7.    CONCENTRATION OF CREDIT RISK

      As of February 28, 2001, MMP and GIP invested 50.6% and 22.6%, respectively, of their net assets in securities issued by institutions in the financial services industry including banks, broker dealers and insurance companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

      IEP invested 19.1% and 27.2% of its net assets in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

8.    BANK BORROWINGS

      IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. IEP also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

      IEP had no borrowings outstanding at February 28, 2001, nor at any time during the six months then ended.

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A-7036-CRT
(C) J.P. Morgan Chase & Co., 2001.      April, 2001                  F-7036(CMB)
All Rights Reserved.                                                   VCA-2-401